As filed with the Securities and Exchange Commission on December 18, 2008

Registration No. 33-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-8

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

VERAZ NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	94-3409691
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

926 Rock Avenue, Suite 20

San Jose, California 95131

(408) 750-9400

(Address of principal executive offices and zip code)

Veraz Networks, Inc. 2006 Equity Incentive Plan

(Full title of the plans)

Douglas A. Sabella

President and Chief Executive Officer

Veraz Networks, Inc.

926 Rock Avenue, Suite 20

San Jose, California 95131

(408) 750-9400

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Eric C. Schlezinger, Esq. General Counsel Veraz Networks, Inc. 926 Rock Avenue, Suite 20 San Jose, CA 95131 (408) 750-9400	James F. Fulton, Jr., Esq. Cooley Godward Kronish LLP Five Palo Alto Square 3000 El Camino Real Palo Alto, CA (650) 843-5000

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☒	Smaller reporting company ☐
(Do not check if a smaller reporting company)

CALCULATION OF REGISTRATION FEE

Title of Securities to be Registered	Amount to be Registered(1)	Proposed Maximum Offering Price per Share(3)	Proposed Maximum Aggregate Offering Price(3)	Amount of Registration Fee
Common Stock, par value $0.001 per share	2,168,870 shares(2)	$0.63	$1,366,388.10	$53.70
Total	2,168,870 shares	N/A	$1,366,388.10	$53.70

(1)	Pursuant to Rule 416(a) under the Securities Act of 1933, as amended (the “Act”), this Registration Statement shall also cover any additional shares of Registrant’s Common Stock that become issuable under the plan by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without receipt of consideration that increases the number of outstanding shares of Registrant’s Common Stock.
(2)	Represents 2,168,870 shares of Common Stock reserved for future grant under the Veraz Networks, Inc. 2006 Equity Incentive Plan.
(3)	Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h) of the Act. The proposed maximum aggregate offering price per share and proposed maximum aggregate offering price are based upon the average of the high and low prices of Registrant’s Common Stock on December 12, 2008, as reported on the Nasdaq Global Market (pursuant to Rule 457(c) under the Act).

INCORPORATION BY REFERENCE OF CONTENTS OF

REGISTRATION STATEMENT ON FORM S-8 NO. 333-142117

The contents of Registration Statement on Form S-8 No. 333-142117 filed with the Securities and Exchange Commission on April 13, 2007 are incorporated by reference herein.

EXHIBITS

Exhibit Number
4.1(1)	Specimen common stock certificate

4.2(2)	Amended and Restated Certificate of Incorporation, currently in effect

4.2(3)	Amended and Restated Bylaws, currently in effect

5.1	Opinion of Cooley Godward Kronish LLP

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm

23.2	Consent of Cooley Godward Kronish LLP is contained in Exhibit 5.1 to this Registration Statement

24.1	Power of Attorney is contained on the signature pages of this Registration Statement

99.1(4)	2006 Equity Incentive Plan, as amended

(1)	Previously filed as Exhibit 4.2 to the Company’s Registration Statement on Form S-1, as amended (333-138121), originally filed with the Commission on October 20, 2006, and incorporated by reference herein.
(2)	Previously filed as Exhibit 3.2 to the Company’s Registration Statement on Form S-1, as amended (333-138121), originally filed with the Commission on October 20, 2006, and incorporated by reference herein.
(3)	Previously filed as Exhibit 3.4 to the Company’s Registration Statement on Form S-1, as amended (333-138121), originally filed with the Commission on October 20, 2006, and incorporated by reference herein.
(4)	Previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K (001-33391), filed with the Commission on December 18, 2008, and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California, on December 18, 2008.

VERAZ NETWORKS, INC.

By:	/s/ Douglas A. Sabella
Douglas A. Sabella,
President and Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Douglas A. Sabella and Albert J. Wood, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Douglas A. Sabella Douglas A. Sabella	President and Chief Executive Officer and Director (principal executive officer)	December 18, 2008

/s/ Albert J. Wood Albert J. Wood	Chief Financial Officer (principal financial and accounting officer)	December 18, 2008

/s/ Promod Haque Promod Haque	Chairman of the Board	December 18, 2008

Bob L. Corey	Director

/s/ Pascal Levensohn Pascal Levensohn	Director	December 18, 2008

/s/ Dror Nahumi Dror Nahumi	Director	December 18, 2008

/s/ W. Michael West W. Michael West	Director	December 18, 2008

EXHIBIT INDEX

Exhibit Number
4.1(1)	Specimen common stock certificate

4.2(2)	Amended and Restated Certificate of Incorporation, currently in effect

4.2(3)	Amended and Restated Bylaws, currently in effect

5.1	Opinion of Cooley Godward Kronish LLP

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm

23.2	Consent of Cooley Godward Kronish LLP is contained in Exhibit 5.1 to this Registration Statement

24.1	Power of Attorney is contained on the signature pages of this Registration Statement

99.1(4)	2006 Equity Incentive Plan, as amended

(1)	Previously filed as Exhibit 4.2 to the Company’s Registration Statement on Form S-1, as amended (333-138121), originally filed with the Commission on October 20, 2006, and incorporated by reference herein.
(2)	Previously filed as Exhibit 3.2 to the Company’s Registration Statement on Form S-1, as amended (333-138121), originally filed with the Commission on October 20, 2006, and incorporated by reference herein.
(3)	Previously filed as Exhibit 3.4 to the Company’s Registration Statement on Form S-1, as amended (333-138121), originally filed with the Commission on October 20, 2006, and incorporated by reference herein.
(4)	Previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K (001-33391), filed with the Commission on December 18, 2008, and incorporated by reference herein.